UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2018

StoneMor Partners L.P.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Awards of Phantom Units

On March 19, 2018, the Compensation and Nominating and Governance Committee (the “Committee”) of the Board of Directors  (the “Board”) of StoneMor GP LLC (“StoneMor GP”), the general partner of StoneMor Partners L.P. (the “Partnership”), approved phantom unit awards consisting of phantom units subject to time-based vesting (“TVUs”) and phantom units subject to performance-based vesting (“PVUs”) to certain members of StoneMor GP’s senior management, including Mark L. Miller, Chief Financial Officer and Senior Vice President of StoneMor GP, and Austin K. So, General Counsel, Chief Legal Officer and Secretary of StoneMor GP. The awards of phantom units were made under the StoneMor Partners L.P. 2014 Long-Term Incentive Plan (the “Plan”). Messrs. Miller and So each received two awards: one that was intended to be granted in 2017 but had been delayed due to the delay in the Partnership’s filing of certain periodic reports with the Securities and Exchange Commission, and the other intended to be part of the 2018 compensation program for them.

Mr. Miller received one award consisting of an aggregate of 23,149 phantom units, of which 13,889 were TVUs and 9,260 were PVUs (the “2017 Miller Phantom Unit Award”), and another award consisting of an aggregate of 32,751 phantom units, 16,376 of which were TVUs and 16,375 of which were PVUs (the “2018 Miller Phantom Unit Award”). Mr. So received one award consisting of an aggregate of 19,290 phantom units, of which 11,574 were TVUs and 7,716 were PVUs (the “2017 So Phantom Unit Award” and, together with the 2017 Miller Phantom Unit Award, the “2017 Awards”), and another award consisting of an aggregate of 27,293 phantom units, 13,647 of which were TVUs and 13,646 of which were PVUs (the “2018 So Phantom Unit Award” and, together with the 2018 Miller Phantom Unit Award, the “2018 Awards”).

Messrs. Miller’s and So’s TVUs shall vest, if at all, in three equal annual installments on each April 3 (or first business day thereafter) commencing on April 3, 2018 with respect to the 2017 Awards and April 3, 2019 with respect to the 2018 Awards. Messrs. Miller’s and So’s PVUs shall vest based on the extent, if any, to which the Committee determines that the performance conditions established by the Committee for calendar years 2018 and 2019 with respect to the 2017 Awards and for calendar years 2018, 2019 and 2020 with respect to the 2018 Awards have been achieved or waived in writing, as follows: (i) if the “threshold” performance condition with respect to a calendar year has been achieved or waived but not the “target” condition, then 50% of the PVUs subject to vesting with respect to such year (rounded down to the nearest whole phantom unit) shall vest; and (ii) if the “target” performance condition with respect to a calendar year has been achieved or waived, then 100% of the PVUs subject to vesting with respect to such year shall vest.

In connection with the 2017 Awards and 2018 Awards, Messrs. Miller and So entered into Key Employee Unit Award Agreements with StoneMor GP having such other terms and conditions as are described under the heading “Adoption of Form of Key Employee Unit Agreements” of this Item 5.02 of this Current Report on Form 8-K.

The foregoing summary of the 2017 Awards and the 2018 Awards is not intended to be complete and is qualified in its entirety by reference to the Key Employee Unit Agreements entered into in connection therewith, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Award of Restricted Units

In accordance with Mr. Miller’s employment agreement and pursuant to the terms of an Executive Restricted Unit Agreement entered into as of March 19, 2018 (the “Miller Restricted Unit Agreement”), the Committee granted to Mr. Miller 14,556 restricted common units in the Partnership. Such restricted common units will vest, if at all, in equal monthly installments over a two year period and have rights to distributions consistent with fully vested common units in the Partnership.

The foregoing summary of the Miller Restricted Unit Agreement is not intended to be complete and is qualified in its entirety by reference to the Miller Restricted Unit Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Discretionary Cash Bonuses

On March 19, 2018, the Committee approved discretionary cash bonuses for 2017 to certain members of StoneMor GP’s senior management, including a bonus in the amount of $50,000 payable to Mr. Miller and $93,750 payable to Mr. So. The bonuses are payable in accordance with StoneMor GP’s regular payroll practices.

Adoption of Forms of Key Employee Unit Agreements

On March 19, 2018, the Committee adopted a form of Key Employee Unit Agreement which sets forth the terms for awards of phantom units under the Plan for 2017 (the “2017 Form Key Employee Unit Agreement”) and a form of Key Employee Unit Agreement which sets forth the terms for awards of phantom units under the Plan for 2018 and thereafter (the “Form Key Employee Unit Agreement”). The 2017 Form Key Employee Unit Agreement and Form Key Employee Unit Agreement are substantially the same, except that the 2017 Form Key Employee Unit Agreement provides that StoneMor GP has no obligation to issue PVUs with respect to 2017 because none would have vested based on the failure to achieve the performance conditions that had been established by the Committee for such year by the time such awards were made. Each of the 2017 Form Key Employee Unit Agreement and Form Key Employee Unit Agreement includes provisions that reflect the following:

•
the aggregate number of phantom units granted under the Plan to the applicable participant and the number of such phantom units that consist of TVUs and the number of such phantom units that consist of PVUs;

•
the vesting schedule with respect to TVUs and the number of PVUs that vest if only the “threshold” performance condition is achieved and the number of PVUs that vest if the “target” performance condition is achieved;

•	PVUs generally shall vest on the date on which the Committee has determined the extent, if any, to which the respective performance conditions have been achieved or waived in writing by the Committee;

•
certificates for any common units issuable upon settlement of any phantom units granted under the agreement shall be issued to the participant upon the vesting of any TVUs or PVUs, subject to the provisions of the Plan and further subject to the participant paying, or making suitable arrangements to pay, all applicable taxes;

•
unvested phantom units (whether TVUs or PVUs) shall not be entitled to receive distributions made by the Partnership to holders of common units; however, StoneMor GP will maintain a DER Account (as defined in the Plan), which shall not earn interest, for each participant which shall be credited with the distributions which would have been paid to the unvested phantom units had such phantom units been outstanding from and after the date of grant;

•
with respect to phantom units that have vested, payments of the amount in the DER Account with respect to such vested phantom units shall commence as soon as administratively feasible and StoneMor GP may, at its option, pay up to fifty percent (50%) of the amount in the DER Account in the form of common units, rather than cash, such common units to be valued at the closing price on the last business day prior to the distribution of the common units, provided such common units can be immediately sold by the participant;

•
all payments of the amount in the DER Account shall be conditioned on the participant paying, or by making suitable arrangements to pay, all applicable tax withholdings in accordance with certain provisions of the Internal Revenue Code and the regulations thereunder;

•
effective simultaneously with the consummation of a Change of Control (as defined in the Plan including the last sentence thereof applicable to 409A Awards (as defined in the Plan)), any unvested TVUs and PVUs shall vest in their entirety;

•
all unvested TVUs and PVUs are subject to forfeiture in the event of the termination of the employment of the participant (whether voluntary or involuntary and regardless of the reason for the termination, or for no reason whatsoever) with StoneMor GP or its affiliates, unless the participant’s employment is on that date transferred to StoneMor GP or another of its affiliates; and

•
all phantom units and related DERs are subject to clawback under any clawback policies which are adopted by the Committee, as amended from time to time, including, but not limited to, clawback listing requirements of the New York Stock Exchange imposed by Securities and Exchange Commission rules adopted pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The 2017 Form Key Employee Unit Agreement and Form Key Employee Unit Agreement also include various other covenants and provisions customary for an agreement of this nature.

The foregoing summary of the 2017 Form Key Employee Unit Agreement and Form Key Employee Unit Agreement is not intended to be complete and is qualified in its entirety by reference to the 2017 Key Employee Unit Agreement and Key Employee Unit Agreement, copies of which are filed as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description
10.1	Key Employee Unit Agreement under the StoneMor Partners L.P. 2014 Long-Term Incentive Plan, dated as of March 19, 2018 by and between StoneMor GP LLC and Mark L. Miller (2017 Award).
10.2	Key Employee Unit Agreement under the StoneMor Partners L.P. 2014 Long-Term Incentive Plan, dated as of March 19, 2018 by and between StoneMor GP LLC and Mark L. Miller (2018 Award).
10.3	Key Employee Unit Agreement under the StoneMor Partners L.P. 2014 Long-Term Incentive Plan, dated as of March 19, 2018 by and between StoneMor GP LLC and Austin K. So (2017 Award).
10.4	Key Employee Unit Agreement under the StoneMor Partners L.P. 2014 Long-Term Incentive Plan, dated as of March 19, 2018 by and between StoneMor GP LLC and Austin K. So (2018 Award).
10.5	Executive Restricted Unit Agreement under the StoneMor Partners L.P. 2014 Long-Term Incentive Plan, entered into as of March 19, 2018, by and between StoneMor GP LLC and Mark L. Miller.
10.6	Form of 2017 Key Employee Unit Award Agreement under StoneMor Partners L.P. 2014 Long-Term Incentive Plan.
10.7	Form of Key Employee Unit Award Agreement under StoneMor Partners L.P. 2014 Long-Term Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2018	STONEMOR PARTNERS L.P. By: StoneMor GP LLC its general partner
By: /s/ Mark L. Miller Mark L. Miller Chief Financial Officer and Senior Vice President